Prospectus Supplement	September 1, 2022

Putnam Small Cap Value Fund

Prospectuses dated June 30, 2022

Effective immediately, the sub-sections Annual fund operating expenses and Example in the section Fund summary - Fees and expenses in the Statutory Prospectus and the sub-sections Annual fund operating expenses and Example in the section Fees and expenses in the Summary Prospectus are deleted in their entirety and replaced with the following:

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Acquired fund fees and expenses#	Total annual fund operating expenses
Class A	0.61%	0.25%	0.29%	0.00%	1.15%
Class B	0.61%	1.00%	0.29%	0.00%	1.90%
Class C	0.61%	1.00%	0.29%	0.00%	1.90%
Class R	0.61%	0.50%	0.29%	0.00%	1.40%
Class R5	0.61%	—	0.25%	0.00%	0.86%
Class R6	0.61%	—	0.15%	0.00%	0.76%
Class Y	0.61%	—	0.29%	0.00%	0.90%

*        Applies only to certain redemptions of shares bought with no initial sales charge.

**      This charge is phased out over six years.

***     This charge is eliminated after one year.

#	Restated to reflect current fees.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$685	$919	$1,172	$1,892
Class B	$693	$897	$1,226	$1,848
Class B (no redemption)	$193	$597	$1,026	$1,848
Class C	$293	$597	$1,026	$2,027
Class C (no redemption)	$193	$597	$1,026	$2,027
Class R	$143	$443	$766	$1,680
Class R5	$88	$274	$477	$1,061
Class R6	$78	$243	$422	$942
Class Y	$92	$287	$498	$1,108

331018– 9/22

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Shareholders should retain this Supplement for future reference.